EXHIBIT 21
MERCK & CO., INC. SUBSIDIARIES
as of 12/31/2021

    The following is a list of subsidiaries of the Company, doing business under the name stated.

Name	Country or State of Incorporation
7728026 Canada Inc.	Canada
Abmaxis Inc.	Delaware
Acceleron Holding Ltd.	Bermuda
Acceleron Pharma Canada Inc.	Canada (BC)
Acceleron Pharma Germany GmbH	Germany
Acceleron Pharma Inc.	Delaware
Acceleron Pharma Netherlands BV	Netherlands
Acceleron Pharma Switzerland AG	Switzerland
Acceleron Securities Corp.	Massachusetts
Afferent Pharmaceuticals, Inc.	Delaware
Agrident GmbH	Germany
Agro Verhen B.V.	Netherlands
Aleis Pty Ltd	Australia
Allflex Argentina S.A.	Argentina
Allflex Australia Pty. Ltd.	Australia
Allflex Avrasya Hayvan Kimlik Sistemleri Sanayi Ve Ticaret Limited Sirketi	Turkey
Allflex dan-mark ApS	Denmark
Allflex Europe S.A.S.	France
Allflex Group Germany GmbH	Germany
Allflex Holdings 1 Inc.	Delaware
Allflex Holdings 2 Inc.	Delaware

Allflex Holdings 3 Inc.	Delaware
Allflex India Private Limited	India
Allflex International do Brasil Ltda.	Brazil
Allflex Maroc S.A.R.L.	Morocco
Allflex New Zealand Limited	New Zealand
Allflex Polska Spolka z ograniczona odpowiedzialnoscia	Poland
Allflex SCR Vostok	Belarus
Allflex Services S.A.R.L.	France
Allflex UK Group Limited	United Kingdom
Allflex USA, LLC	Delaware
Alta Plastic Muhendislik Sanayi Ve Ticaret Limited Sirketi	Turkey
Animal ID Australia Pty Ltd	Australia
Antelliq Finance, Inc.	Delaware
Antelliq Holdings France S.A.S	France
Antimicrobial Stewardship LLC	Delaware
ArQule, Inc.	Delaware
Beijing Allflex Plastic Products Co. Ltd	China
Beijing Protection Science and Technology Co., Ltd.	China
Biomark, LLC	Idaho
BRC Ltd.	Bermuda
Burgwedel Biotech GmbH	Germany
Calporta Therapeutics, Inc.	Delaware
Cambridge Resonant Technologies Ltd	United Kingdom
Canji, Inc.	Delaware
cCam Biotherapeutics Ltd.	Israel
Cherokee Pharmaceuticals LLC	Delaware
Chevillot S.A.S.	France

Controladora MSD Mexicana Sociedad de Responsabilidad Limitada de Capital Variable	Mexico
Cooper Veterinary Products (Proprietary) Limited	South Africa
Corporation Allflex, Inc.	Canada
Cosmas B.V.	Netherlands
Cubist Pharmaceuticals LLC	Delaware
Destron Fearing Corporation	Delaware
Dialstat Trading 91 Pty Ltd T/A Allflex SA	South Africa
Digital Angel S.A.	Digital Angel S.A.
Diosynth Holding B.V.	Netherlands
Diosynth Produtos Farmo-quimicos Ltda.	Brazil
Drovers ID Pty Ltd	Australia
DSD Holding A/S	Denmark
Elastec S.R.L	Argentina
Essex Pharmaceuticals, Inc.	Philippines
Essexfarm, S.A.	Ecuador
Farmacox - Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa - Produtos Farmaceuticos, Lda.	Portugal
GlycoFi, Inc.	Delaware
GT Acquisition Sub, Inc.	Minnesota
Hangzhou MSD Pharmaceutical Co., Ltd.[1]	China
Harrisvaccines, Inc.	Iowa
Hawk and Falcon L.L.C.	Delaware
Healthcare Services and Solutions, LLC	Delaware

Heptafarma Companhia Farmaceutica, Lda	Portugal
Hydrochemie GmbH	Germany
Idenix GmbH	Switzerland
Idenix SARL	France
IdentiGEN Canada Ltd.	Canada
IdentiGEN Czech s.r.o.	Czech Republic
IdentiGEN Deutschland GmbH	Germany
IdentiGEN Limited	Ireland
IdentiGEN North America Inc.	Delaware
IdentiGEN Switzerland AG	Switzerland
Immune Design B.V.	Netherlands
Immune Design Corp.	Delaware
Insight Acquisition Holdings Limited	Ireland
International Indemnity Ltd.	Bermuda
Intervet (Ireland) Limited	Ireland
Intervet (Israel) Ltd.	Israel
Intervet (M) Sdn. Bhd.	Malaysia
Intervet (Proprietary) Limited	South Africa
Intervet (Thailand) Ltd.	Thailand
Intervet AB	Sweden
Intervet Agencies B.V.	Netherlands
Intervet Animal Health Taiwan Limited	China
Intervet Argentina S.A.	Argentina
Intervet Australia Pty Limited	Australia
Intervet Canada Corp.	Canada
Intervet Central America S. de R.L.	Panama
Intervet Deutschland GmbH	Germany

Intervet Ecuador S.A.	Ecuador
Intervet Egypt for Animal Health SAE	Egypt
Intervet GesmbH	Austria
Intervet Hellas A.E.	Greece
Intervet Holding B.V.	Netherlands
Intervet Holdings France SAS	France
Intervet Hungaria Értékesítő Kft	Hungary
Intervet Inc.	Delaware
Intervet India Pvt Limited	India
Intervet International B.V.	Netherlands
Intervet International GmbH	Germany
Intervet International Sarl	France
Intervet LLC	Russian Federation
Intervet Maroc S.A.	Morocco
Intervet Mexico S.A. de C.V.	Mexico
Intervet Middle East Limited	Cyprus
Intervet Nederland B.V.	Netherlands
Intervet Philippines, Inc.	Philippines
Intervet Productions S.A.	France
Intervet Productions S.r.l.	Italy
Intervet Romania SRL	Romania
Intervet S.A.	Peru
Intervet SAS	France
Intervet Schering-Plough Animal Health Pty. Ltd.	Australia
Intervet South Africa (Proprietary) Limited	South Africa
Intervet Sp. z.o.o.	Poland
Intervet UK Production Limited	United Kingdom

Intervet Venezolana S.A.	Venezuela
Intervet Veterinaria Chile Ltda	Chile
Intervet Veteriner Ilaclari Pazarlama ve Ticaret Ltd. Sirketi	Turkey
Intervet, s.r.o.	Czech Republic
Interveterinaria SA de CV	Mexico
IOmet Pharma Limited	United Kingdom
Laboratoires Merck Sharp & Dohme-Chibret	France
Laboratorios Abello, S.A.	Spain
Laboratorios Chibret, S.A.	Spain
Laboratorios Frosst, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Lda	Portugal
Lemifar S. A.	Uruguay
Maya Tibbi Ürünler Ticaret Limited Sirketi	Turkey
MCM Vaccine B.V.[1]	Netherlands
Merck and Company LLC	Delaware
Merck Canada Inc.	Canada
Merck Capital Ventures, LLC[1]	Delaware
Merck Frosst Canada & Co.	Canada
Merck Frosst Company	Canada
Merck Global Health Innovation Fund, LLC	Delaware
Merck Global Health Innovation, Private Equity, LLC	Delaware
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings III Corp.	Delaware
Merck Holdings IV Corp.	Delaware
Merck Holdings LLC	Delaware
Merck International Holdings Corp.	Delaware

Merck Lumira Biosciences Fund L.P.[1]	Canada
Merck Registry Holdings, Inc.	New Jersey
Merck Research Investments LLC	Delaware
Merck Research Laboratories Massachusetts, LLC	Delaware
Merck Sharp & Dohme (Argentina) LLC	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (Chile) Ltda.	Chile
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) Pty Ltd	Australia
Merck Sharp & Dohme (I.A.) LLC	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Israel - 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Malaysia) SDN. BHD.	Malaysia
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme (UK) Limited	United Kingdom
Merck Sharp & Dohme Animal Health, S.L.	Spain
Merck Sharp & Dohme Asia Pacific Services Pte. Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme BH d.o.o.	Bosnia
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Colombia S.A.S.	Colombia
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico

Merck Sharp & Dohme Corp.	New Jersey
Merck Sharp & Dohme Cyprus Limited	Cyprus
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme d.o.o. Belgrade	Serbia
Merck Sharp & Dohme de Espana SAU	Spain
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme Gesellschaft m.b.H.	Austria
Merck Sharp & Dohme Holdings Corp.	Delaware
Merck Sharp & Dohme IDEA GmbH	Switzerland
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Latvija	Latvia
Merck Sharp & Dohme Limitada	Bolivia
Merck Sharp & Dohme LLC	New Jersey
Merck Sharp & Dohme Manufacturing Unlimited Company	Ireland
Merck Sharp & Dohme OU	Estonia
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceutical Industrial and Commercial Societe Anonyme	Greece
Merck Sharp & Dohme Research GmbH	Switzerland
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme s.r.o.	Czech Republic
Merck Sharp & Dohme Salud Animal Colombia S.A.S.	Colombia
Merck Sharp & Dohme Saude Animal Ltda.	Brazil
Merck Sharp & Dohme Singapore Trading Pte. Ltd.	Singapore

Merck Sharp & Dohme Tunisie SARL	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp & Dohme, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme, s.r.o.	Slovakia
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merck Teknika LLC	Delaware
Merko Acquisition S.A.	Belgium
Merko Dalton B.V.	Netherlands
Merko N.V.	Belgium
ML Holdings (Canada) Inc.	Canada
MRL San Francisco, LLC	Delaware
MRL Ventures Fund LLC	Delaware
MSD (I.A.) B.V.	Netherlands
MSD (L-SP) Unterstützungskasse GmbH	Germany
MSD (Ningbo) Animal Health Technology Co., Ltd.	China
MSD (Nippon Holdings) B.V.	Netherlands
MSD (Norge) AS	Norway
MSD (Proprietary) Limited	South Africa
MSD (Shanghai) Pharmaceuticals Consultancy Co., Ltd.	China
MSD (Thailand) Ltd.	Thailand
MSD Agencies B.V.	Netherlands
MSD AH Limited	United Kingdom
MSD Animal Health (Phils.), Inc	Philippines
MSD Animal Health (Shanghai) Trading Co., Ltd.	China
MSD Animal Health A/S	Denmark
MSD Animal Health B.V.	Belgium
MSD Animal Health Danube Biotech GmbH	Austria

MSD Animal Health FZ-LLC	United Arab Emirates
MSD Animal Health GmbH	Switzerland
MSD Animal Health Holdings BV	Netherlands
MSD Animal Health Innovation AS	Norway
MSD Animal Health Innovation GmbH	Germany
MSD Animal Health Innovation Pte. Ltd.	Singapore
MSD Animal Health Innovation SAS	France
MSD Animal Health K.K.	Japan
MSD Animal Health Korea Ltd.	Korea
MSD Animal Health Norge AS	Norway
MSD Animal Health Oy	Finland
MSD Animal Health Pension Trustee Limited	United Kingdom
MSD Animal Health S.r.l.	Italy
MSD Animal Health UK Ltd.	United Kingdom
MSD Animal Health Vietnam Co. Limited	Viet Nam
MSD Animal Health, Lda.	Portugal
MSD Argentina Holdings B.V.	Netherlands
MSD Argentina SRL	Argentina
MSD Asia Holdings Pte. Ltd.	Singapore
MSD Belgium BV - SRL	Belgium
MSD Biotech B.V.	Netherlands
MSD Brazil Investments B.V.	Netherlands
MSD Central America Services S. de R.L.	Panama
MSD China (Investments) B.V.	Netherlands
MSD China B.V.	Netherlands
MSD China Holding Co., Ltd.	China
MSD Cubist Holdings Unlimited Company	Ireland

MSD Czech Republic s.r.o.	Czech Republic
MSD Danmark ApS	Denmark
MSD Egypt LLC	Egypt
MSD EIC Unlimited Company	Ireland
MSD Eurofinance	Bermuda
MSD Farmaceutica C.A.	Venezuela
MSD FI BV	Netherlands
MSD Finance B.V.	Netherlands
MSD Finance Company	Bermuda
MSD Finance Holdings Unlimited Company	Ireland
MSD Finland Oy	Finland
MSD France	France
MSD Global Holdings B.V.	Netherlands
MSD Global Research GmbH	Switzerland
MSD HH Vietnam Ltd	Vietnam
MSD Holdings (Ireland) Unlimited Company	Ireland
MSD Holdings 2 G.K.	Japan
MSD Holdings G.K.	Japan
MSD Human Health Holding B.V.	Netherlands
MSD Human Health Holding II B.V.	Netherlands
MSD IDEA Algerie SPA	Algeria
MSD IDEA Pharmaceuticals Nigeria Limited	Nigeria
MSD IDEA Tunisie SARL	Tunisia
MSD Idenix Holdings Unlimited Company	Ireland
MSD Innovation & Development GmbH	Switzerland
MSD International B.V.	Netherlands
MSD International Business GmbH	Switzerland

MSD International Finance B.V.	Netherlands
MSD International Finance LLC	Delaware
MSD International GmbH	Switzerland
MSD International Investment Holdings Unlimited Company	Ireland
MSD International Manufacturing GmbH	Switzerland
MSD Investment Holdings (Ireland) Unlimited Company	Ireland
MSD Investments (Holdings) GmbH	Switzerland
MSD Italia s.r.l.	Italy
MSD Japan Holdings B.V.	Netherlands
MSD Japan Holdings GK	Japan
MSD K.K.	Japan
MSD Korea Co., Ltd.	Korea
MSD Laboratories India LLC	Delaware
MSD Latin America Services S. de R.L.	Panama
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Luxembourg S.a.r.l.	Luxembourg
MSD Merck Sharp & Dohme AG	Switzerland
MSD NL 4 B.V.	Netherlands
MSD Overseas Manufacturing Co (Ireland) Unlimited Company	Ireland
MSD Panama International Services S. de R.L.	Panama
MSD Participations B.V.	Netherlands
MSD Pharma (Singapore) Pte. Ltd.	Singapore
MSD Pharma GmbH	Germany
MSD Pharma Hungary Korlatolt Felelossegu Tarsasag	Hungary
MSD Pharmaceuticals Holdings Unlimited Company	Ireland
MSD Pharmaceuticals Investments 1 Unlimited Company	Ireland

MSD Pharmaceuticals Investments 3 Unlimited Company	Ireland
MSD Pharmaceuticals Ireland Unlimited Company	Ireland
MSD Pharmaceuticals LLC	Russian Federation
MSD Pharmaceuticals Private Limited	India
MSD Polska Dystrybucja Sp. z.o.o.	Poland
MSD Polska Sp.z.o.o.	Poland
MSD R&D (China) Co., Ltd.	China
MSD R&D Innovation Centre Limited	United Kingdom
MSD RDC Costa Rica Sociedad de Responsabilidad Limitada	Cost Rica
MSD Regional Business Support Center GmbH	Germany
MSD Registry Holdings, Inc.	New Jersey
MSD Shared Business Services EMEA Limited	Ireland
MSD Sharp & Dohme Gesellschaft mit beschränkter Haftung	Germany
MSD Switzerland Investments 1 Unlimited Company	Ireland
MSD Switzerland Investments 4 Unlimited Company	Ireland
MSD Switzerland Investments 5 Unlimited Company	Ireland
MSD Ukraine Limited Liability Company	Ukraine
MSD Unterstutzungskasse GmbH	Germany
MSD Vaccines Limited	United Kingdom
MSD Vaccins	France
MSD Vaccins Holdings	France
MSD Venezuela Holding GmbH	Switzerland
MSD Ventures (Ireland) Unlimited Company	Ireland
MSD Verwaltungs GmbH	Germany
MSD Vietnam Company Limited	Vietnam
MSD Vietnam Holdings B.V.	Netherlands
MSD Vostok B.V.	Netherlands

MSDIG Holdings Unlimited Company	Ireland
MSDRG Holdings Unlimited Company	Switzerland
MSDRG LLC	Delaware
MSP Singapore Company, LLC	Delaware
MSP Vaccine Company[1]	Pennsylvania
Multilan AG	Switzerland
Nihon MSD G.K.	Japan
Nourifarma - Produtos Quimicos e Farmaceuticos, Sociedade Uniperssoal, Lda	Portugal
O.PI.VI S.R.L.	Italy
OBS Holdings B.V.	Netherlands
Oncoethix GmbH	Switzerland
OncoImmune, Inc.	Delaware
Optimer Pharmaceuticals LLC	Delaware
Organon Argentina SRL	Argentina
Organon Argentina Holdings BV	Netherlands
Organon China B.V.	Netherlands
Organon Egypt Ltd	Egypt
Organon Latin America S.A.	Uruguay
Organon Limited Liability Company	Russian Federation
Organon Middle East S.A.L.	Lebanon
OS ID AS	Norway
OS ID Hellas M.I.K.E	Greece
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pandion Therapeutics, Inc.	Delaware
Pandion Operations, Inc.	Delaware
Parlanca Limited	Ireland
Peloton Therapeutics, Inc.	Delaware

Polnet ID Spolka z ograniczona odpowiedzialnoscia	Poland
PrognostiX-Poultry Limited	United Kingdom
Prondil Sociedad Anónima	Uruguay
PT Intervet Indonesia	Indonesia
PT Organon Indonesia	Indonesia
PT Merck Sharp Dohme Pharma Tbk [1]	Indonesia
Putexin Investments Limited	New Zealand
Rigontec GmbH	Germany
Rigontec, Inc.	Delaware
Rosetta Inpharmatics LLC	Delaware
S.C. Allflex Romania S.R.L.	Romania
S.C.R. (Engineers) Limited	Israel
Schering-Plough, S.A.S.	France
Schering-Plough (India) Private Limited	India
Schering-Plough (Ireland) Unlimited Company	Ireland
Schering-Plough Animal Health Limited	New Zealand
Schering-Plough Canada Inc.	Canada
Schering-Plough Corporation	Philippines
Schering-Plough Corporation, U.S.A.	Delaware
Schering-Plough del Peru S.A.	Peru
Schering-Plough Holdings Limited	United Kingdom
Schering-Plough S.A.	France
Schering-Plough S.A.	Panama
Schering-Plough S.A.	Paraguay
Schering-Plough S.A.	Spain
Schering-Plough S.A.	Uruguay
Schering-Plough Sante Animale	France

SCR Allflex Management, Ltd	Israel
SCR Dairy, Inc.	Delaware
SCR Europe S.R.L.	Italy
SCR Monitoring Mexico, S. de R.L. de C.V.	Mexico
Sentipharm AG	Switzerland
Servicios Veternarios Servet, Sociedad Anónima	Costa Rica
Shanghai MSD Pharmaceutical Trading Co., Ltd.	China
Sistemas de Identificacao Animal Ltda	Brazil
SmartCells, Inc.	Delaware
SOL Limited	Bermuda
Stallmastaren AB	Sweden
SureFlap (NZ) Limited	New Zealand
SureFlap Limited	United Kingdom
SureFlap LLC	Florida
Tag ID Investments, Inc.	Delaware
Themis BioScience GmbH	Austria
Theriak B.V.	Netherlands
Tilos Therapeutics, Inc.	Delaware
Trius Therapeutics LLC	Delaware
UAB Merck Sharp & Dohme	Lithuania
Vaki Aquaculture Systems ehf.	Iceland
Vaki Scotland Ltd	United Kingdom
Vallée S.A.[1]	Brazil
VelosBio Inc.	Delaware
VelosBio Canada Inc.	Canada
Venco Farmaceutica S.A.	Venezuela
Venco Holding GmbH	Switzerland

Vet Pharma Friesoythe GmbH	Germany
Veterinaria Premium, Sociedad Anonima	Guatemala
VetInvent, LLC	Delaware
Vetrex B.V.	Netherlands
Vetrex Egypt L.L.C.	Egypt
Vilsan Veteriner Ilaclari Ticaret ve Sanayi Anonim Sirketi	Turkey
Viralytics Limited	Australia
Vocaltag Limited	Israel
Vree Health Italia S.r.l.	Italy
Werthenstein Biopharma GmbH	Switzerland
Zoöpharm B.V.	Netherlands
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1 own less than 100%